UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

February 9, 2007
Date of Report (Date of earliest event reported)

HARBOR ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32688	56-2518836
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Boston Place, Suite 3630, Boston, MA 02108

(Address of principal executive offices) (Zip Code)

(617) 624-8409

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 FR 240.13e-4(c))

Please note that, except as expressly indicated, the information contained in this Form 8-K/A has not been updated to reflect events or developments occurring after October 17, 2006, the date the Form 8-K was originally filed with the SEC and, accordingly, such information continues to speak as of such earlier date.

Item 1.01.              Entry into a Material Definitive Agreement

On October 17, 2006, Harbor Acquisition Corporation (“Harbor”) filed a Form 8-K reporting that it had entered into a Stock Purchase Agreement dated as of October 17, 2006 (the “Stock Purchase Agreement”) with Elmet Technologies, Inc. (“Elmet”) and with the holders of all of the outstanding shares and warrants of Elmet Technologies, Inc.

This current Report on Form 8-K/A is being filed to disclose that Harbor has signed Amendment No. 1 to the Stock Purchase Agreement of February 9, 2007 (“Amendment No. 1 To Stock Purchase Agreement”).  The original Stock Purchase Agreement provides that the cash consideration thereunder will increase (up to a maximum of $3,000,000) beginning in January 2007 until the closing date in monthly increments of $500,000, decreasing after three increments to $375,000.  Amendment No. 1 To Stock Purchase Agreement changes the month in which the purchase price is to begin to increase from January 2007 to February 2007, and extends the month in which the maximum increase amount of $3,000,000 would be due from July 2007 to August 2007.  Amendment No. 1 To Stock Purchase Agreement also provides that Elmet will make representations and warranties with respect to its restated 2004 and 2005 financial statements included in Harbor’s first amendment to its preliminary Proxy Statement as filed with the Securities and Exchange Commission, rather than those which were attached to the original Stock Purchase Agreement.

Item 9.01.              Financial Statements and Exhibits

(c)           Exhibits

Exhibit No.	Description
10.1

Amendment No. 1 To Stock Purchase Agreement dated as of February 9, 2007, by and among Harbor Acquisition Corporation, Elmet Technologies, Inc. and the holders of all of the outstanding shares and warrants of Elmet Technologies, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARBOR ACQUISITION CORPORATION

Date: February 12, 2007	By:	/s/ Robert J. Hanks
Robert J. Hanks
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1

Amendment No. 1 To Stock Purchase Agreement dated as of February 9, 2007, by and among Harbor Acquisition Corporation, Elmet Technologies, Inc. and the holders of all of the outstanding shares and warrants of Elmet Technologies, Inc.